OPPENHEIMER DISCOVERY FUND

FORM N-1A

PART C

OTHER INFORMATION

Item 23.  Exhibits

(a)      Amended and Restated Declaration of Trust made as of July 14, 1995: Previously filed with Registrant's
Post-Effective Amendment No. 17, 7/21/95, and incorporated herein by reference .

(b)      Amended and Restated By-Laws dated 6/4/98: Previously filed with Registrant's Post-Effective Amendment
No. 23, 1/28/99, and incorporated herein by reference.

(c)      (i)      Specimen Class A Share Certificate: Previously filed with Registrant's Post-Effective Amendment
No. 24, 1/28/00, and incorporated herein by reference.

         (ii)     Specimen Class B Share Certificate: Previously filed with Registrant's Post-Effective Amendment
No. 24, 1/28/00, and incorporated herein by reference.

Specimen Class C Share Certificate: Previously filed with Registrant's Post-Effective Amendment No. 24, 1/28/00, and incorporated herein by reference.

Specimen Class N Share Certificate: Previously filed with Registrant's Post-Effective Amendment No. 25, 11/14/00, and incorporated herein by reference.

         (v)      Specimen Class Y Share Certificate: Previously filed with Registrant's Post-Effective Amendment
No. 24, 1/28/00, and incorporated herein by reference.

(d)      (i)      Investment Advisory Agreement dated 2/1/96: Previously filed with Registrant's Post-Effective
Amendment No. 19, 1/31/96, and incorporated herein by reference.

(e)      (i)      General Distributor's Agreement dated December 10, 1992:  Previously filed with Registrant's
Post-Effective Amendment No. 11, 1/28/93, refiled with Registrant's Post-Effective Amendment No. 16, 1/13/95, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

Form of Dealer Agreement of OppenheimerFunds Distributor, Inc.: Previously
filed with Post-Effective Amendment No. 45 to the Registration Statement of Oppenheimer High Yield Fund (Reg. No.
2-62076), 10/26/01, and incorporated herein by reference.

Form of Broker Agreement of OppenheimerFunds Distributor, Inc.: Previously
filed with Post-Effective Amendment No. 45 to the Registration Statement of Oppenheimer High Yield Fund (Reg. No.
2-62076), 10/26/01, and incorporated herein by reference.

Form of Agency Agreement of OppenheimerFunds Distributor, Inc.: Previously
filed with Post-Effective Amendment No. 45 to the Registration Statement of Oppenheimer High Yield Fund (Reg. No.
2-62076), 10/26/01, and incorporated herein by reference.

(v)      Form of Trust Company Fund/SERV Purchase Agreement of OppenheimerFunds
Distributor, Inc.: Previously filed with Post-Effective Amendment No. 45 to the Registration Statement of
Oppenheimer High Yield Fund (Reg. No. 2-62076), 10/26/01, and incorporated herein by reference.

(vi)     Form of Trust Company Agency Agreement of OppenheimerFundsDistributor,
Inc.: Previously filed with Post-Effective Amendment No. 45 to the Registration Statement of Oppenheimer High
Yield Fund (Reg. No. 2-62076), 10/26/01, and incorporated herein by reference.

(f)      (i) Amended and Reinstated Retirement Plan for Non-Interested Trustees or Directors dated 8/9/01:
Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Gold & Special
Minerals Fund (Reg. No. . 2-82590), 10/25/01, and incorporated herein by reference.

(ii)     Form of Deferred Compensation Agreement for Disinterested Trustees: Filed with Post-Effective Amendment
No.26 to the Registration Statement of Oppenheimer Gold & Special Minerals Fund (Reg. No. 2-82590), 10/28/98, and
incorporated by reference.

(g)      (i)      Custody Agreement dated 6/10/92: Previously filed with Registrant's Post-Effective Amendment
No. 10, 12/3/92, refiled with Registrant's Post-Effective Amendment No. 16, 1/13/95, pursuant to Item 102 of
Regulation S-T and incorporated herein by reference.

Amended and Restated Foreign Custody Manager Agreement dated 4/3/01:
Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Gold & Special
Minerals Fund (Reg. No.  2-82590), 10/25/01, and incorporated herein by reference.

Amendment dated 4/3/01 to Custody Agreement dated 11/12/92: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Gold & Special Minerals Fund
(Reg. No. 2-82590), 10/25/01, and incorporated herein by reference.

(h)      Inapplicable.

(i)      Opinion and Consent of Counsel dated 8/1/86: Previously filed with Registrant's Post-Effective Amendment
No. 3, 1/27/88, refiled with Registrant's Post-Effective Amendment No. 16, 1/13/95, pursuant to Item 102 of
Regulation S-T, and incorporated herein by reference.

(j)      Independent Auditor's Consent: Filed herewith.

(k)      Inapplicable.

Investment Letter from OppenheimerFunds, Inc. to Registrant dated 8/15/86: Previously filed with Registrant's
Post-Effective Amendment No. 5, 12/1/89, and refiled with Registrant's Post-Effective Amendment No. 16, 1/13/95, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

(m)      (i)      Service Plan and Agreement for Class A shares dated 6/10/93 under Rule 12b-1 of the Investment
Company Act of 1940: Previously filed with Registrant's Post-Effective Amendment No. 13, 1/19/94, and
incorporated herein by reference.

         (ii)     Distribution and Service Plan and Agreement for Class B shares dated 4/1/94 under Rule 12b-1 of the Investment Company Act of 1940 for Class B Shares: Previously filed with Registrant's Post-Effective
Amendment No. 15, 3/31/94, and incorporated herein by reference.

Distribution and Service Plan and Agreement for Class C shares dated 7/21/95 under Rule 12b-1: Previously filed with Registrant's Post-Effective Amendment No. 18, 9/27/95, and incorporated herein by reference.

         (iv)     Distribution and Service Plan and Agreement for Class N shares: Previously filed with
Registrant's Post-Effective Amendment No. 35, 1/16/01, and incorporated herein by reference.

(n)      Oppenheimer Funds Multiple Class Plan under Rule 18f-3, March 18, 1996 and updated through 8/21/01:
Previously filed with Post-Effective Amendment No. 20 to the Registration Statement of Oppenheimer Cash Reserves
(Reg. No. 33-23223), 9/27/01, and incorporated herein by reference.

Powers of Attorney for all Trustees/Directors and Officers except for John
Murphy (including Certified Board Resolutions): Previously filed with Pre-Effective Amendment No. 1 to the
Registration Statement of Oppenheimer Emerging Growth Fund (Reg. No. 333-44176), 10/5/00, and incorporated herein by reference.

Power of Attorney for John Murphy (including Certified Board Resolution):
Previously filed with Post-Effective Amendment No. 45 to the Registration Statement of Oppenheimer U.S.
Government Trust (Reg. No. 2-76645), 10/22/01, and incorporated herein by reference.

Amended and Restated Code of Ethics of the Oppenheimer Funds dated March 1, 2000 under Rule 17j-1 of the
Investment Company Act of 1940: Previously filed with the Initial Registration Statement of Oppenheimer Emerging
Growth Fund (Reg. No. 333-44176), 8/21/00, and incorporated herein by reference.

Item 24.  Persons Controlled by or Under Common Control with the Fund
---------------------------------------------------------------------

None.

Item 25.  Indemnification
-------------------------

Reference is made to the provisions of Article Seven of Registrant's Amended and Restated Declaration of Trust
filed as Exhibit 23(a) to this Registration Statement, and incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of
1933 and will be governed by the final adjudication of such issue.

Item 26. - Business and Other Connections of the Investment Adviser

(a)      OppenheimerFunds, Inc. is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other investment companies, including without limitation those described in Parts A and B hereof and listed in Item 26(b) below.

(b)      There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of OppenheimerFunds, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Current Position  Other Business and Connections
with OppenheimerFunds, Inc.         During the Past Two Years
---------------------------         -------------------------

Amy Adamshick,
Vice President    Scudder Kemper Investments (July 1998 - May 2000)

Charles E. Albers,
Senior Vice President      An officer and/or portfolio manager of certain Oppenheimer funds (since April 1998); a
Chartered Financial Analyst.

Edward Amberger,
Assistant Vice President   None.

Janette Aprilante,
Assistant Vice President   None.

Victor Babin,
Senior Vice President      None.

Bruce L. Bartlett,
Senior Vice President      An officer and/or portfolio manager of certain Oppenheimer funds.

George Batejan,
Executive Vice President/
Chief Information Officer  Formerly Senior Vice President (until May 1998).

Kevin Baum,
Assistant Vice President   None.

Connie Bechtolt,
Assistant Vice President   None.

Kathleen Beichert,
Vice President    None.

Rajeev Bhaman,
Vice President    None.

Mark Binning
Assistant Vice President   None.

Robert J. Bishop,
Vice President    None.

John R. Blomfield,
Vice President    None.

Chad Boll,
Assistant Vice President   None.

Lowell Scott Brooks,
Vice President    None.

Bruce Burroughs,
Vice President    None.

Adele A. Campbell,
Assistant Vice President & Assistant
Treasurer: Rochester Division       None.

Michael A. Carbuto,
Vice President    An officer and/or portfolio manager of certain Oppenheimer funds; Vice President of Centennial
Asset Management Corporation.

Peter V. Cocuzza,
Vice President    None.

Julie C. Cusher
Assistant Vice President   None.

O. Leonard Darling,
Vice Chairman, Executive Vice
President and Chief Investment      Officer and Director      Chairman of the Board and a director (since June
1999) and Senior Managing Director (since December 1998) of HarbourView Asset Management Corporation; a director
(since July 2001) of Oppenheimer Acquisition Corp.; a director (since March 2000) of OFI Private Investments,
Inc.; formerly Chief Executive Officer of HarbourView Asset Management Corporation (December 1998 - June 1999).

John Davis
Assistant Vice President   EAB Financial (April 1998-February 1999).

Robert A. Densen,
Senior Vice President      None.

Ruggero de'Rossi
Vice President    Formerly, Chief Strategist at ING Barings (July
1998 - March 2000).

Sheri Devereux,
Vice President    None.

Max Dietshe
Vice President    Deloitte & Touche LLP (1989-1999).

Craig P. Dinsell
Executive Vice President   None.

Steven Dombrower
Vice President    None.

John Doney,
Vice President    An officer and/or portfolio manager of certain Oppenheimer funds.

Bruce Dunbar,
Vice President    None.

John Eiler
Vice President    None.

Daniel Engstrom,
Assistant Vice President   None.

Armond Erpf
Assistant Vice President   None.

George Evans,
Vice President    An officer and/or portfolio manager of certain Oppenheimer funds.

Edward N. Everett,
Assistant Vice President   None.

George Fahey,
Vice President    None.

Leslie A. Falconio,
Vice President    An officer and/or portfolio manager of certain Oppenheimer funds (since 6/99).

Scott Farrar,
Vice President    Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

Katherine P. Feld,
Vice President, Senior Counsel
and Secretary     Vice President and Secretary of the Distributor; Secretary and Director of Centennial Asset
Management Corporation; Vice President and Secretary of Oppenheimer Real Asset Management, Inc.; Secretary of
HarbourView Asset Management Corporation, Oppenheimer Partnership Holdings, Inc., Shareholder Financial Services,
Inc. and Shareholder Services, Inc.

Ronald H. Fielding,
Senior Vice President; Chairman:
Rochester Division         An officer, Director and/or portfolio manager of certain Oppenheimer funds; presently he holds the following other positions: Director (since 1995) of ICI Mutual Insurance Company; Governor (since
1994) of St. John's College; Director (since 1994 - present) of International Museum of Photography at George
Eastman House..

David Foxhoven,
Assistant Vice President   Formerly Manager, Banking Operations Department (July 1996 - November 1998).

Colleen Franca,
Assistant Vice President   None.

Crystal French
Vice President    None.

Dan Gangemi,
Vice President    None.

Subrata Ghose
Assistant Vice President   Formerly, Equity Analyst at Fidelity Investments (1995 - March 2000).

Charles Gilbert,
Assistant Vice President   None.

Alan Gilston,
Vice President    None.

Jill Glazerman,
Vice President    None.

Paul Goldenberg,
Vice President    Formerly, President of Advantageware (September 1992 - September 1999).

Mikhail Goldverg
Assistant Vice President   None.

Laura Granger,
Vice President    Formerly, Portfolio Manager at Fortis Advisors (July 1998-October 2000).

Jeremy Griffiths,
Executive Vice President,
Chief Financial Officer and
Director Chief Financial Officer, Treasurer and director of Oppenheimer Acquisition Corp.; Executive Vice
President of HarbourView Asset Management Corporation; President. Chief Executive Officer and director of PIMCO
Trust Company; director of OppenheimerFunds, Legacy Program (charitable trust program); Vice President of OFI
Private Investments, Inc. and a Member and Fellow of the Institute of Chartered Accountants.

Robert Grill,
Senior Vice President      None.

Robert Guy,
Senior Vice President      None.

Robert Haley,
Assistant Vice President   None.

Kelly Haney,
Assistant Vice President   None.

Thomas B. Hayes,
Vice President    None.

Dennis Hess,
Assistant Vice President   None.

Dorothy Hirshman,
Assistant Vice President   None

Merryl Hoffman,
Vice President and
Senior Counsel    None

Merrell Hora,
Assistant Vice President   None.

Scott T. Huebl,
Vice President    None.

Margaret Hui
Assistant Vice President   Formerly Vice President - Syndications of Sanwa Bank California (January 1998 -
September 1999).

James Hyland,
Assistant Vice President   Formerly Manager of Customer Research for Prudential Investments (February 1998 - July
1999).

David Hyun,
Vice President    Formerly portfolio manager, technology analyst and research associate at Fred Alger Management,
Inc. (August 1993 - June 2000).

Steve Ilnitzki,
Senior Vice President      Formerly Vice President of Product Management at Ameritrade (until March 2000).

Kathleen T. Ives,
Vice President    None.

William Jaume,
Vice President    Senior Vice President (since April 2000) of HarbourView Asset Management Corporation.

Frank Jennings,
Vice President    An officer and/or portfolio manager of certain Oppenheimer funds.

Andrew Jordan,
Assistant Vice President   None.

Deborah Kaback,
Vice President and
Senior Counsel    Senior Vice President and Deputy General Counsel of Oppenheimer Capital (April 1989-November
1999).

Lewis Kamman
Vice President    Senior Consultant for  Bell Atlantic Network Integration, Inc. (June 1997-December 1998).

Jennifer Kane
Assistant Vice President   None.

Lynn Oberist Keeshan
Senior Vice President      Formerly (until March 1999) Vice President, Business Development and Treasury at Liz
Claiborne, Inc.

Thomas W. Keffer,
Senior Vice President      None.

Erica Klein,
Assistant Vice President   None.

Walter Konops,
Assistant Vice President   None.

Avram Kornberg,
Senior Vice President      None.

Jimmy Kourkoulakos,
Assistant Vice President.  None.

John Kowalik,
Senior Vice President      An officer and/or portfolio manager for certain OppenheimerFunds.

Joseph Krist,
Assistant Vice President   None.

Christopher Leavy
Senior Vice President      Vice President and Portfolio Manager at Morgan Stanley Investment Management
(1997-September 2000) and an Analyst and Portfolio Manager at Crestar Asset Management (1995-1997).

Michael Levine,
Vice President    None.

Shanquan Li,
Vice President    None.

Mitchell J. Lindauer,
Vice President and Assistant
General Counsel   None.

Malissa Lischin
Assistant Vice President   Formerly Associate Manager, Investment Management Analyst at Prudential (1996 - March
2000).

David Mabry,
Vice President    None.

Steve Macchia,
Vice President    None.

Marianne Manzolillo,
Assistant Vice President   Formerly, Vice President for DLJ High Yield Research Department (February 1993 - July
2000).

Luann Mascia,
Vice President    None.

Philip T. Masterson,
Vice President    None.

Loretta McCarthy,
Executive Vice President   None.

Lisa Migan,
Assistant Vice President   None.

Andrew J. Mika
Senior Vice President      Formerly a Second Vice President for Guardian Investments (June 1990 - October 1999).

Joy Milan
Assistant Vice President   None.

Denis R. Molleur,
Vice President and
Senior Counsel    None.

Nikolaos Monoyios,
Vice President    A Vice President and/or portfolio manager of certain Oppenheimer funds.

John Murphy,
President, Chief Operating
Officer and Director       President of MassMutual Institutional Funds and the MML Series Funds until September
2000.

Kenneth Nadler,
Vice President    None.

David Negri,
Senior Vice President      An officer and/or portfolio manager of certain Oppenheimer funds.

Barbara Niederbrach,
Assistant Vice President   None.

Robert A. Nowaczyk,
Vice President    None.

Ray Olson,
Assistant Vice President   None.

Gina M. Palmieri,
Vice President    An officer and/or portfolio manager of certain Oppenheimer funds (since June 1999).

Frank Pavlak,
Vice President    Formerly. Branch Chief of Investment Company Examinations at U.S. Securities and Exchange
Commission (January 1981 - December 1998).

James Phillips
Assistant Vice President   None.

David Pellegrino
Vice President    None.

Jane Putnam,
Vice President    An officer and/or portfolio manager of certain Oppenheimer funds.

Michael Quinn,
Assistant Vice President   None.

Heather Rabinowitz,
Assistant Vice President   None.

Julie Radtke,
Vice President    None.

Thomas Reedy,
Vice President    Vice President (since April 1999) of HarbourView Asset Management Corporation; an officer and/or portfolio manager of certain Oppenheimer funds.

John Reinhardt,
Vice President: Rochester Division  None

David Robertson,
Senior Vice President      Formerly, Director of Sales and Marketing for Schroder Investment Management of North
America (March 1998 - March 2000).

Jeffrey Rosen,
Vice President    None.

Marci Rossell,
Vice President and         Corporate Economist       Economist with Federal Reserve Bank of Dallas (April 1996 -
March 1999).

Richard H. Rubinstein,
Senior Vice President      An officer and/or portfolio manager of certain Oppenheimer funds.

Lawrence Rudnick,
Assistant Vice President   None.

James Ruff,
Executive Vice President   President and director of the Distributor; Vice President (since March 2000) of OFI
Private Investments, Inc.

Andrew Ruotolo
Executive Vice President   President and director of Shareholder Services, Inc.; formerly Chief Operations
Officer for American International Group (August 1997-September 1999).

Rohit Sah,
Assistant Vice President   None.

Valerie Sanders,
Vice President    None.

Kenneth Schlupp
Assistant Vice President   Assistant Vice President (since March 2000) of OFI Private Investments, Inc.

Jeff Schneider,
Vice President    Formerly (until May 1999) Director, Personal Decisions International.

Ellen Schoenfeld,
Vice President    None.

Brooke Schulte,
Assistant Vice President   None.

Allan Sedmak
Assistant Vice President   None.

Jennifer Sexton,
Vice President    None.

Martha Shapiro,
Assistant Vice President   None.

Connie Song,
Assistant Vice President   None.

Richard Soper,
Vice President    None.

Keith Spencer,
Vice President    None.

Cathleen Stahl,
Vice President    Assistant Vice President & Manager of Women & Investing Program

Richard A. Stein,
Vice President: Rochester Division  Assistant Vice President (since 1995) of Rochester Capitol Advisors, L.P.

Arthur Steinmetz,
Senior Vice President      An officer and/or portfolio manager of certain Oppenheimer funds.

Jayne Stevlingson,
Vice President    None.

Gregg Stitt,
Assistant Vice President   None.

John Stoma,
Senior Vice President      None.

Deborah Sullivan,
Assistant Vice President,
Assistant Counsel Formerly, Associate General Counsel, Chief Compliance Officer, Corporate Secretary and Vice
President of Winmill & Co. Inc. (formerly Bull & Bear Group, Inc.), CEF Advisers, Inc. (formerly Bull & Bear
Advisers, Inc.), Investor Service Center, Inc. and Midas Management Corporation (November 1997 - March 2000).

Kevin Surrett,
Assistant Vice President   Assistant Vice President of Product Development
         At Evergreen Investor Services, Inc. (June 1995 -
         May 1999).

Michael Sussman,
Assistant Vice President   None.

James C. Swain,
Vice Chairman of the Board Chairman, CEO and Trustee, Director or Managing Partner of the Denver-based
Oppenheimer Funds; formerly, President and Director of Centennial Asset Management Corporation and Chairman of
the Board of Shareholder Services, Inc.

Susan Switzer,
Assistant Vice President   None.

Anthony A. Tanner,
Vice President: Rochester Division  None.

James Taylor,
Assistant Vice President   None.

Paul Temple,
Vice President    Formerly (until May 2000) Director of Product Development at Prudential.

Angela Uttaro,
Assistant Vice President   None.

Mark Vandehey,
Vice President    None.

Maureen VanNorstrand,
Assistant Vice President   None.

Annette Von Brandis,
Assistant Vice President   None.

Phillip Vottiero,
Vice President    Chief Financial officer for the Sovlink Group (April 1996 - June 1999).

Sloan Walker
Vice President

Teresa Ward,
Vice President    None.

Jerry Webman,
Senior Vice President      Senior Investment Officer, Director of Fixed Income.

Barry Weiss,
Assistant Vice President   Fitch IBCA (1996 - January 2000)

Christine Wells,
Vice President    None.

Joseph Welsh,
Assistant Vice President   None.

Catherine White,
Assistant Vice President   Formerly, Assistant Vice President with Gruntal & Co. LLC (September 1998 - October
2000); member of the American Society of Pension Actuaries (ASPA) since 1995.

William L. Wilby,
Senior Vice President      Senior Investment Officer, Director of International Equities; Senior Vice President
of HarbourView Asset Management Corporation.

Donna Winn,
Senior Vice President      Vice President (since March 2000) of OFI Private Investments, Inc.

Philip Witkower,
Senior Vice President      Formerly Vice President of Prudential Investments (1993 - November 2000)

Brian W. Wixted,
Senior Vice President and
Treasurer         Treasurer (since March 1999) of HarbourView Asset Management Corporation, Shareholder Services,
Inc., Oppenheimer Real Asset Management Corporation, Shareholder Financial Services, Inc. and Oppenheimer
Partnership Holdings, Inc., of OFI Private Investments, Inc. (since March 2000) and of OppenheimerFunds
International Ltd. and Oppenheimer Millennium Funds plc (since May 2000); Treasurer and Chief Financial Officer
(since May 2000) of PIMCO Trust Company; Assistant Treasurer (since March 1999) of Oppenheimer Acquisition Corp.
and of Centennial Asset Management Corporation; an officer of other Oppenheimer funds; formerly Principal and
Chief Operating Officer, Bankers Trust Company - Mutual Fund Services Division (March 1995 - March 1999).

Carol Wolf,
Senior Vice President      An officer and/or portfolio manager of certain Oppenheimer funds; serves on the Board of Chinese Children Adoption International Parents Council, Supporters of Children, and the Advisory Board of
Denver Children's Hospital Oncology Department.

Kurt Wolfgruber
Senior Vice President      Senior Investment Officer, Director of Domestic Equities; member of the Investment
Product Review Committee and the Executive Committee of HarbourView Asset Management Corporation; formerly (until
April 2000) a Managing Director and Portfolio Manager at J.P. Morgan Investment Management, Inc.

Caleb Wong,
Vice President    An officer and/or portfolio manager of certain Oppenheimer funds (since June 1999) .

Robert G. Zack,
Senior Vice President and
Assistant Secretary, Associate
General Counsel   Assistant Secretary of Shareholder Services, Inc. (since May 1985), Shareholder Financial
Services, Inc. (since November 1989), OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc
(since October 1997); an officer of other Oppenheimer funds.

Jill Zachman,
Assistant Vice President:
Rochester Division         None.

Neal Zamore,
Vice President    Director e-Commerce; formerly (until May 2000) Vice President at GE Capital.

Mark Zavanelli,
Assistant Vice President   None.

Arthur J. Zimmer,
Senior Vice President      Senior Vice President (since April 1999) of HarbourView Asset Management Corporation;
Vice President of Centennial Asset Management Corporation; an officer and/or portfolio manager of certain
Oppenheimer funds.

Susan Zimmerman,
Vice President    None.

The Oppenheimer Funds include the New York-based Oppenheimer Funds, the Denver-based Oppenheimer Funds and the
Oppenheimer Quest /Rochester Funds, as set forth below:

New York-based Oppenheimer Funds
--------------------------------

Oppenheimer California Municipal Fund
Oppenheimer Capital Appreciation Fund
Oppenheimer Capital Preservation Fund
Oppenheimer Concentrated Growth Fund
Oppenheimer Developing Markets Fund
Oppenheimer Discovery Fund
Oppenheimer Emerging Growth Fund
Oppenheimer Emerging Technologies Fund
Oppenheimer Enterprise Fund
Oppenheimer Europe Fund
Oppenheimer Global Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Growth Fund
Oppenheimer International Growth Fund
Oppenheimer International Small Company Fund
Oppenheimer Money Market Fund, Inc.
Oppenheimer Multi-Sector Income Trust
Oppenheimer Multi-State Municipal Trust
Oppenheimer Multiple Strategies Fund
Oppenheimer Municipal Bond Fund
Oppenheimer New York Municipal Fund
Oppenheimer Series Fund, Inc.
Oppenheimer Trinity Core Fund
Oppenheimer Trinity Large Cap Growth Fund
Oppenheimer Trinity Value Fund
Oppenheimer U.S. Government Trust

Quest/Rochester Funds
---------------------

Limited Term New York Municipal Fund
Oppenheimer Convertible Securities Fund
Oppenheimer MidCap Fund
Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Quest for Value Funds
Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Quest Value Fund, Inc.
Rochester Fund Municipals

Denver-based Oppenheimer Funds
------------------------------

Centennial America Fund, L.P.
Centennial California Tax Exempt Trust
Centennial Government Trust
Centennial Money Market Trust
Centennial New York Tax Exempt Trust
Centennial Tax Exempt Trust
Oppenheimer Cash Reserves
Oppenheimer Champion Income Fund
Oppenheimer Capital Income Fund
Oppenheimer High Yield Fund
Oppenheimer Integrity Funds
Oppenheimer International Bond Fund
Oppenheimer Limited-Term Government Fund
Oppenheimer Main Street Opportunity Fund
Oppenheimer Main Street Small Cap Fund
Oppenheimer Main Street Funds, Inc.
Oppenheimer Municipal Fund
Oppenheimer Real Asset Fund
Oppenheimer Senior Floating Rate Fund
Oppenheimer Strategic Income Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer Variable Account Funds
Panorama Series Fund, Inc.

The address of OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corp.,
Oppenheimer Partnership Holdings, Inc., Oppenheimer Acquisition Corp. and OFI Private Investments, Inc. is Two
World Trade Center, New York, New York 10048-0203.

The address of the New York-based Oppenheimer Funds, the Quest Funds, the Rochester-based funds, the Denver-based
Oppenheimer Funds, Shareholder Financial Services, Inc., Shareholder Services, Inc., OppenheimerFunds Services,
Centennial Asset Management Corporation, Centennial Capital Corp., and Oppenheimer Real Asset Management, Inc. is
6803 South Tucson Way, Englewood, Colorado 80112.

Item 27. Principal Underwriter

(a)      OppenheimerFunds Distributor, Inc. is the Distributor of the Registrant's shares. It is also the
Distributor of each of the other registered open-end investment companies for which OppenheimerFunds, Inc. is the investment adviser, as described in Part A and B of this Registration Statement and listed in Item 26(b) above
(except Oppenheimer Multi-Sector Income Trust and Panorama Series Fund, Inc.) and for MassMutual Institutional
Funds.

(b)      The directors and officers of the Registrant's principal underwriter are:

Name & Principal  Positions & Offices       Positions & Offices
Business Address  with Underwriter  with Registrant
----------------  ----------------  ---------------

Jason Bach        Vice President    None
31 Raquel Drive
Marietta, GA 30064

William Beardsley (2)      Vice President   None

Peter Beebe       Vice President    None
876 Foxdale Avenue
Winnetka, IL  60093

Douglas S. Blankenship     Vice President   None
17011 Woodbank
Spring, TX  77379

Kevin Brosmith    Senior Vice President     None.
856 West Fullerton
Chicago, IL  60614

Susan Burton(2)   Vice President    None

Robert Coli       Vice President    None
12 White Tail Lane
Bedminster, NJ 07921

William Coughlin  Vice President    None
1730 N. Clark Street
#3203
Chicago, IL 60614

Jeff Damia(2)     Vice President    None

Stephen Demetrovits(2)     Vice President   None

Christopher DeSimone       Vice President   None
5105 Aldrich Avenue South
Minneapolis, MN 55419

Michael Dickson   Vice President    None
21 Trinity Avenue
Glastonburg, CT 06033

Joseph DiMauro    Vice President    None
244 McKinley Avenue
Grosse Pointe Farms, MI 48236

Steven Dombrowser Vice President    None

G. Patrick Dougherty (2)   Vice President   None

Cliff Dunteman    Vice President    None
940 Wedgewood Drive
Crystal Lake, IL 60014

Wendy H. Ehrlich  Vice President    None
4 Craig Street
Jericho, NY 11753

Kent Elwell       Vice President    None
35 Crown Terrace
Yardley, PA  19067

George Fahey      Vice President    None
9 Townview Ct.
Flemington, NJ 08822

Eric Fallon       Vice President    None
10 Worth Circle
Newton, MA  02158

Katherine P. Feld(2)       Vice President and        None
         Corporate Secretary

Mark Ferro        Vice President    None
43 Market Street
Breezy Point, NY 11697

Ronald H. Fielding(3)      Vice President   None

Brian Flahive     Assistant Vice President  None

John ("J") Fortuna(2)      Vice President   None

Ronald R. Foster  Senior Vice President     None
11339 Avant Lane
Cincinnati, OH 45249

Victoria Friece(1)         Assistant Vice President  None

Luiggino Galleto  Vice President    None
10302 Riesling Court
Charlotte, NC 28277

Michelle Gans     Vice President    None
18771 The Pines
Eden Prairie, MN 55347

L. Daniel Garrity Vice President    None
27 Covington Road
Avondale Estates, GA 30002

Lucio Giliberti   Vice President    None
6 Cyndi Court
Flemington, NJ 08822

Ralph Grant(2)    Senior Vice President/    None
         National Sales Manager

Michael Guman     Vice President    None
3913 Pleasent Avenue
Allentown, PA 18103

Tonya Hammet      Assistant Vice President  None

Webb Heidinger    Vice President    None
90 Gates Street
Portsmouth, NH 03801

Phillip Hemery    Vice President    None
184 Park Avenue
Rochester, NY 14607

Edward Hrybenko (2)        Vice President   None

Brian Husch(2)    Vice President    None

Richard L. Hymes(2)        Assistant Vice President  None

Byron Ingram(1)   Assistant Vice President  None

Kathleen T. Ives(1)        Vice President   None

Eric K. Johnson   Vice President    None
28 Oxford Avenue
Mill Valley, CA 94941

Mark D. Johnson   Vice President    None
409 Sundowner Ridge Court
Wildwood, MO  63011

Elyse Jurman      Vice President    None
1194 Hillsboro Mile, #51
Hillsboro Beach, FL  33062

John Kavanaugh    Vice President    None
2 Cervantes Blvd., Apt. #301
San Francisco, CA 94123

Brian G. Kelly    Vice President    None
60 Larkspur Road
Fairfield, CT  06430

Michael Keogh(2)  Vice President    None

Lisa Klassen(1)   Assistant Vice President  None

Richard Klein     Senior Vice President     None
4820 Fremont Avenue So.
Minneapolis, MN 55409

Brent Krantz      Vice President    None
2609 SW 149th Place
Seattle, WA 98166

Oren Lane         Vice President    None
5286 Timber Bend Drive
Brighton, MI  48116

Dawn Lind         Vice President    None
21 Meadow Lane
Rockville Centre, NY 11570

James Loehle      Vice President    None
30 Wesley Hill Lane
Warwick, NY 10990

John Lynch (2)    Vice President    None

Michael Magee(2)  Vice President    None

Steve Manns       Vice President    None
1941 W. Wolfram Street
Chicago, IL  60657

Todd Marion       Vice President    None
3 St. Marks Place
Cold Spring Harbor, NY 11724

LuAnn Mascia(2)   Assistant Vice President  None

Theresa-Marie Maynier      Vice President   None
2421 Charlotte Drive
Charlotte, NC  28203

Anthony Mazzariello        Vice President   None
704 Beaver Road
Leetsdale, PA 15056

John McDonough    Vice President    None
3812 Leland Street
Chevy Chase, MD  20815

Kent McGowan      Vice President    None
18424 12th Avenue West
Lynnwood, WA 98037

Laura Mulhall(2)  Senior Vice President     None

Charles Murray    Vice President    None
18 Spring Lake Drive
Far Hills, NJ 07931

Wendy Murray      Vice President    None
32 Carolin Road
Upper Montclair, NJ 07043

Denise-Marie Nakamura      Vice President   None
4111 Colony Plaza
Newport Beach, CA 92660

John Nesnay       Vice President    None
9511 S. Hackberry Street
Highlands Ranch, CO 80126

Kevin Neznek(2)   Vice President    None

Chad V. Noel      Vice President    None
2408 Eagleridge Drive
Henderson, NV  89014

Raymond Olson(1)  Assistant Vice President  None
         & Treasurer

Alan Panzer       Assistant Vice President  None
925 Canterbury Road, Apt. #848
Atlanta, GA 30324

Kevin Parchinski  Vice President    None
8409 West 116th Terrace
Overland Park, KS 66210

Gayle Pereira     Vice President    None
2707 Via Arboleda
San Clemente, CA 92672

Brian Perkes      Vice President    None
8734 Shady Shore Drive
Frisco, TX 75034

Charles K. Pettit Vice President    None
22 Fall Meadow Drive
Pittsford, NY  14534

Bill Presutti(2)  Vice President    None

Steve Puckett     Vice President    None
5297 Soledad Mountain Road
San Diego, CA  92109

Elaine Puleo(2)   Senior Vice President     None

Christopher Quinson        Vice President   None

Minnie Ra         Vice President    None
100 Dolores Street, #203
Carmel, CA 93923

Dustin Raring     Vice President    None
184 South Ulster
Denver, CO 80220

Michael Raso      Vice President    None
16 N. Chatsworth Ave.
Apt. 301
Larchmont, NY  10538

Douglas Rentschler         Vice President   None
677 Middlesex Road
Grosse Pointe Park, MI 48230

Michelle Simone Richter(2) Assistant Vice President  None

Ruxandra Risko(2) Vice President    None

David Robertson(2)         Senior Vice President,    None
         Director of Variable
         Accounts

Kenneth Rosenson  Vice President    None
26966 W. Malibu
Cove Colony Drive
Malibu, CA 90265

James Ruff(2)     President & Director      None

William Rylander (2)       Vice President   None

Alfredo Scalzo    Vice President    None
9616 Lale Chase Island Way
Tampa, FL  33626

Michael Sciortino Vice President    None
785 Beau Chene Drive
Mandeville, LA  70471

Eric Sharp        Vice President    None
862 McNeill Circle
Woodland, CA  95695

Kristen Sims (2)  Vice President    None

Douglas Smith     Vice President    None
808 South 194th Street
Seattle,WA 98148

David Sturgis     Vice President    None
81 Surrey Lane
Boxford, MA 01921

Brian Summe       Vice President    None
239 N. Colony Drive
Edgewood, KY 41017

Michael Sussman(2)         Vice President   None

Andrew Sweeny     Vice President    None
5967 Bayberry Drive
Cincinnati, OH 45242

George Sweeney    Senior Vice President     None
5 Smokehouse Lane
Hummelstown, PA  17036

Scott McGregor Tatum       Vice President   None
704 Inwood
Southlake, TX  76092

Martin Telles(2)  Senior Vice President     None

David G. Thomas   Vice President    None
2200 North Wilson Blvd.
Suite 102-176
Arlington, VA 22201

Tanya Valency (2) Assistant Vice President  None

Mark Vandehey(1)  Vice President    None

Brian Villec (2)  Vice President    None

Andrea Walsh(1)   Vice President    None

Suzanne Walters(1)         Assistant Vice President  None

Michael Weigner   Vice President    None
5722 Harborside Drive
Tampa, FL 33615

Donn Weise        Vice President    None
3249 Earlmar Drive
Los Angeles, CA  90064

Marjorie Williams Vice President    None
6930 East Ranch Road
Cave Creek, AZ  85331

Philip Witkower   Senior Vice President     None

Cary Wozniak      Vice President    None
18808 Bravata Court
San Diego, CA 92128

Gregor Yuska(2)   Vice President    None

(1)6803 South Tucson Way, Englewood, CO 80112
(2)Two World Trade Center, New York, NY 10048
(3)350 Linden Oaks, Rochester, NY 14623

(c)      Not applicable.

Item 28. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the
Investment Company Act of 1940 and rules promulgated thereunder are in the possession of OppenheimerFunds, Inc.
at its offices at 6803 South Tucson Way, Englewood, Colorado 80112.

Item 29. Management Services

Not applicable

Item 30. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the
Registrant certifies that it meets all requirements for effectiveness of this Registration Statement pursuant to
Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 23rd
day of January, 2002.

OPPENHEIMER DISCOVERY FUND

By:  /s/  John V. Murphy*
       ---------------------------------------
         John V. Murphy, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the dates indicated:

Signatures                    Title                   Date
----------                    -----                   ----

/s/ Leon Levy*                Chairman of the
---------------------------   Board of Trustees       January 23, 2002
Leon Levy

/s/ Donald W. Spiro*          Vice Chairman of the    January 23, 2002
----------------------------  Board and Trustee
Donald W. Spiro

/s/ John V. Murphy *          President and           January 23, 2002
---------------------------   Principal Executive
John V. Murphy                Officer and Trustee

/s/ Brian W. Wixted*          Treasurer and Chief     January 23, 2002
---------------------------   Financial and
Brian W. Wixted               Accounting Officer

/s/ Robert G. Galli*          Trustee                 January 23, 2002
----------------------------
Robert G. Galli

/s/ Phillip A. Griffiths      Trustee                 January 23, 2002
---------------------------
Phillip A. Griffiths

/s/ Benjamin Lipstein*        Trustee                 January 23, 2002
---------------------------
Benjamin Lipstein

/s/ Elizabeth B. Moynihan*    Trustee                 January 23, 2002
---------------------------
Elizabeth B. Moynihan

/s/ Kenneth A. Randall*       Trustee                 January 23, 2002
---------------------------
Kenneth A. Randall

/s/ Edward V. Regan*          Trustee                 January 23, 2002
---------------------------
Edward V. Regan

/s/ Russell S. Reynolds, Jr.*  Trustee                January 23, 2002
----------------------------
Russell S. Reynolds, Jr.

/s/ Clayton K. Yeutter*        Trustee                January 23, 2002
---------------- -----------
Clayton K. Yeutter

*By: /s/ Robert G. Zack
--------------------------------
Robert G. Zack, Attorney-in-Fact

OPPENHEIMER DISCOVERY FUND

Post-Effective Amendment No. 27

Registration No 33-371

EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

23(j)    Independent Auditors Consent

n1a\500\500ptc_Jan02(b)